UNITED STATES
                         SECURITIES EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        DATE OF REPORT NOVEMBER 28, 2003


                               BIOACCELERATE INC.
             (Exact name of registrant as specified in its charter)


               Delaware                                  13-4032994
   --------------------------------               ----------------------
   (State or othe  jurisdiction of                  (I.R.S. Employer
    incorporation or organization)                identification number)


                          16th Floor, 666 Third Avenue
                                 New York, NY            10017
              ---------------------------------------  ----------
              (Address of principal executive offices) (Zip Code)


                   REGISTRANT'S TELEPHONE NUMBER 212 697 1978

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

ACQUISITION OF PHARMA MANUFACTURING SERVICES LIMITED.

On September 1,2003 "Bioaccelerate Inc" or the "Company" acquired 100% of the issued common stock of Pharma Manufacturing Services Limited.

The consideration price paid by Bioaccelerate Inc for the Pharma Manufacturing Services Limited common stock is 18,000,000 shares of Bioaccelerate Inc common stock.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

FINANCIAL STATEMENTS

Financial statements included in this filing:

a. Pharma Manufacturing Services Limited Balance Sheet for August 31, 2003 and October 31 , 2002.

b. Pharma Manufacturing Services Limited Statement of Operations for the 10 months ended August 31, 2003 and for the year ended October 31, 2002.

c. Pharma Manufacturing Services Limited Statement of Cash flows up to August 31, 2003

d. Accountants report; Under Section 249B(2) of the Companies Act 1985 for England and Wales Pharma Manufacturing Services Limited was not required to carry out an audit because the volume of business transacted fell below the audit threshold. The Directors instructed Hadleys &

     Co., Chartered Certified Accountants and Registered Auditors, to prepare the financial statements in accordance with the special provisions of Part IV of the Companies Act 1985 for England and Wales relating to small companies and with the Financial Reporting Standard for Smaller Entities (effective June 2002). Our UK accounts have been reviewed by our auditors and translated into US GAAP

e.   Accounting policies

                      PHARMA MANUFACTURING SERVICES LIMITED
                                 BALANCE SHEETS
                          (A Development Stage Company)

                                                      August 31,     October 31,
                                                         2003           2002
                                                     -----------    -----------
ASSETS

CURRENT ASSETS :
        Cash and cash equivalents                    $         0    $         0
        Accounts receivable                                    0              0
        Other current assets                               1,420              3
                                                     -----------    -----------
             Total current assets                          1,420              3

        Tangibles Property, equipment and fixtures             0              0

                                                     -----------    -----------
                                                     $     1,420    $         3
                                                     ===========    ===========

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES :
        Accounts payable                             $ 1,419,840    $         0
        Accrued expenses and other liabilities               858              0
                                                     -----------    -----------
             Total current liabilities               $ 1,420,698              0
                                                     ===========    ===========

STOCKHOLDERS' EQUITY :
        Common stock                                       1,420              3
        Accumulated other comprehensive income            24,729              0
        Accumulated surplus/deficit                   (1,445,427)             0
                                                     -----------    -----------
             Total stockholders' equity              $(1,419,278)             3
                                                     -----------    -----------
       Total liabilities and Stockholders Equity     $     1,420    $         3
                                                     ===========    ===========

                      PHARMA MANUFACTURING SERVICES LIMITED
                             STATEMENT OF OPERATIONS
                          (A Development Stage Company)


                                                 10 Months
                                                   Ended           Year to
                                                 August 31,      October 31,
                                                    2003             2002
                                                -----------      -----------
TOTAL REVENUES                                            0                0

COST OF REVENUES                                          0                0

                                                -----------      -----------
Gross profit (loss)                                       0                0

OPERATING EXPENSES :
     General and administration                     482,391                0
     Research and development                       963,036                0
                                                -----------      -----------
          Total operating expenses                1,445,427                0

                                                -----------      -----------
Operating (loss)/profit                          (1,445,427)               0

                                                -----------      -----------
(Loss)/Profit before income taxes                (1,445,427)               0
                                                -----------      -----------

Income tax expense                                        0                0

                                                -----------      -----------
NET (LOSS)/PROFIT                               $(1,445,427)     $         0
                                                ===========      ===========



There are no recognised gains and losses other than those reported in the profit and loss account. During 2003 the company changed its year end to August 31, from October 31.

                      PHARMA MANUFACTURING SERVICES LIMITED
                            STATEMENTS OF CASH FLOWS
                          (A Development Stage Company)


                                                                 From date of
                                                                 Incorporation
                                                                 to August 31,
                                                                     2003
                                                                 -------------
CASH FLOWS FROM OPERATING ACTIVITIES
      Net income (loss)                                          $(1,445,427)
      Adjustments to reconcile net loss to net cash
           provided by / (used in) operating activities:
           Depreciation and amortization                                   0
           Loss on sale of fixed assets                                    0
           Profit on disposal of Investments                               0
           Other non cash charges                                          0
           Changes in operating assets and liabilities:
                  Accounts receivable                                      0
                  Inventories                                              0
                  Other current assets                                (1,420)
                  Other non-current assets                                 0
                  Accounts payable                                 1,419,840
                  Accrued expenses and other liabilities                 858
                  Accrued interest                                         0
                                                                 -----------
      Net cash provided by / (used in) operating activities      $   (26,149)
                                                                 -----------
CASH FLOWS FROM INVESTING ACTIVITIES
      Purchases of equipment and fixtures                                  0
      Proceeds from disposal of assets                                     0
      Purchase of intangible assets                                        0
      Purchase of investment                                               0
      Investment in affiliates                                             0
                                                                 -----------
      Net cash provided by / (used in) investing activities                0
                                                                 -----------
CASH FLOWS FROM FINANCING ACTIVITIES
      Proceeds of long term debt                                           0
      Proceeds from bank borrowings                                        0
      Common Stock issued                                              1,420
                                                                 -----------
      Net cash provided by / (used in) financing activities            1,420
                                                                 ===========
      Effect of exchange rates on cash                                24,729
                                                                 -----------
      Net increase/(decrease) in cash and cash equivalents                 0
      Cash and cash equivalents at the beginning of the period             0
                                                                 -----------
      CASH AND CASH EQUIVALENTS AT THE END OF THE PERIOD         $         0
                                                                 ===========
      SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
      Interest paid                                              $         0
                                                                 ===========

PHARMA MANUFACTURING SERVICES LIMITED

PREPARATION OF ACCOUNTS
FOR THE 10 MONTHS ENDED AUGUST 31, 2003

For the 10 months ended August 31, 2003 the company was entitled to the exemption under sub-section (1) of section 249a of the Companies Act 1985 for England and Wales (where the company is incorporated). Pharma Manufacturing Services Limited was not required to carry out an audit because the volume of business transacted fell below the audit threshold. The Directors instructed Hadleys & Co., Chartered Certified Accountants and Registered Auditors, to prepare the financial statements in accordance with the special provisions of
Part IV of the Companies Act 1985 for England and Wales relating to small companies and with the Financial Reporting Standard for Smaller Entities (effective June 2002). Our UK accounts have been reviewed by our auditors and translated into US GAAP No notice from members requiring an audit has been deposited under section 249b(2) of the Companies Act 1985, and the directors acknowledge their responsibility for:

A    Ensuring the company keeps accounting records which comply with section
     221, and

B Preparing accounts which give a true and fair view of the state of affairs of the company as at the end of the financial period, and of its profit or loss for the financial period , in accordance with the requirements of the Companies Act relating to accounts, so far as applicable to the company.

C Preparing the accounts in accordance with the special provisions in Part VII of the Companies Act 1985 relating to small companies.

ACCOUNTANTS REPORT
FOR THE 10 MONTHS ENDED AUGUST 31, 2003

As described above you are responsible for the preparation of the financial statements for the period ended August 31 2003 set out above and you consider the company is exempt from audit.

In accordance with your instructions we have compiled these unaudited financial statements in order to assist you to fulfil your statutory responsibilities from the accounting records and information and explanations supplied to us.

SIGNED HADLEY & CO
CHARTERED CERTIFIED ACCOUNTANTS
NOVEMBER 11, 2003

PHARMA MANUFACTURING SERVICES LIMITED

DIRECTORS' REPORT

The directors present their report for trading period November 2002 to August 2003 with the financial statements of the company for the 10 months ended August 31, 2003.

PRINCIPAL ACTIVITIES

The principal activities of the company during the period under review was research and development into pharmaceutical products.

Prior to the fiscal year 2003 the company was dormant. Trading commenced November 1, 2002

REVIEW OF THE BUSINESS

Pharma Manufacturing Services Limited was incorporated in England as Gildenwood Associates Limited on October 4, 2000 and changed its name on September 3, 2002 to more accurately reflect the nature of the business we wished to develop. We did not commence trading until the start of our fiscal year ending October 2003 when we began to research and develop an interest in a number of potential pharmaceutical products and obtained options to acquire shareholdings in the companies that owned or licensed these products. Trading commenced on November 1, 2002.

The net loss after providing for taxation amounted to $(1,445,427).

The company is in the early development stages and has been supported by various founding members.
The Directors elected to change the year end of the Company to match that of Bioaccelerate Inc and as a result the period under review was reduced to 10 months.

DIVIDENDS

The Directors do not recommend the payment of any dividends. 2003 Nil (2002 Nil)

FUTURE DEVELOPMENTS

The company will continue to research and develop new pharmaceutical products and bring them to market. This will be achieved by the company itself and through acquisitions of or combinations with other companies. Our marketing plans which we have in place will help us to bring these products to market over a very short period of time.

As a result, we expect to see significant turnover generated over the coming years.

RESEARCH AND DEVELOPMENT

The company is continually engaged in the research and development of both existing products and new pharmaceutical products. To date all research and development activities have been expensed through the profit and loss account.

DIRECTORS' RESPONSIBILITIES

Company law requires the directors to prepare financial statements for each financial year which give a true and fair view of the state of affairs of the company as at the end of the financial year and of the profit and loss of the company for that period. In preparing those financial statements, the directors are required to:

     -    select suitable accounting policies and then apply them consistently;

     -    make judgments and estimates that are reasonable and prudent;

     - prepare the financial statements on the going concern basis unless it is inappropriate to presume that the company will continue in business.

The directors are responsible for maintaining proper accounting records which disclose with reasonable accuracy at any time the financial position of the company to enable them to ensure that the financial statements comply with the Companies Act 1985. They are also responsible for safeguarding the assets of the company and hence for taking reasonable steps for the prevention and detection of fraud and other irregularities.

The directors are responsible for preparing the abbreviated accounts in accordance with Section 246 (5) and (6) of the Companies Act 1985.

PHARMA MANUFACTURING SERVICES LIMITED
NOTES TO THE FINANCIAL STATEMENTS
FOR THE 10 MONTHS ENDED AUGUST 31, 2003

1. STATEMENT OF ACCOUNTING POLICIES

1.1 Accounting convention The financial statements have been prepared under the historical cost convention and in accordance with the special provisions of Part VII of the Companies Act 1985 relating to medium-small companies.

Going concern

Due to the Company's early stages of development it requires support from its members until it can bring various pharmaceutical products to market. The members and Directors expect to continue support for the company until further funding can be arranged.

1.2 Turnover Turnover represents the total invoiced value, excluding value added tax, of goods sold and services rendered during the period.

1.3 Research and development Research expenditure is written off to the profit and loss account in the year in which it is incurred. Development expenditure is written off in the same way unless the directors are satisfied, with reasonable certainty, as to the technical, commercial and financial viability of individual projects. In this situation the expenditure is deferred and amortised over the period during which the company is expected to benefit.

1.4 Tangible fixed assets and depreciation Tangible fixed assets are stated at cost less depreciation. Depreciation is provided at rates calculated to write off the cost less estimated residual value of each asset over its expected useful life.

1.5 Amortisation of intangible fixed assets Intangible fixed assets, other than goodwill, are amortised over the directors' estimate of their economic useful life.

1.6 Inventories Inventories are stated at the lower of cost and net realisable value. Net realisable value is based on estimated selling price less further costs to completion and disposal.

1.7 Foreign currency tranactions Assets and liabilities in foreign currencies are translated at the rates of exchange ruling at the balance sheet date. Transactions in foreign currencies are translated at the rate of exchange ruling at the date of the transaction. Exchange differences are taken into the profit and loss account for the year.

Foreign currency translations

Monetary assets and liabilities denominated in foreign currencies are translated into US Dollars at the rates of exchange ruling at the balance sheet date. Profit and Loss accounts denominated in foreign currencies are translated into US Dollars at the average exchange rate for the period. All differences are taken to reserves.

PHARMA MANUFACTURING SERVICES LIMITED
NOTES TO THE FINANCIAL STATEMENTS
FOR THE 10 MONTHS ENDED AUGUST 31, 2003

1. STATEMENT OF ACCOUNTING POLICIES (Continued)

1.8 Leasing and hire purchase commitments. Assets held under finance leases and hire purchase contracts are capitalised in the balance sheet and are depreciated over their estimated useful lives. The interest element of the rental obligations is charged to the profit and loss account over the period of the lease.

Rentals payable under operating leases are charged against income on a straight line basis over the lease term.

1.9 Contingent liabilities The company has no contingent liabilities existing.

2.0 Financial commitments The company has no future financial commitments other than those already recorded in the financial statements.

2.1 Employees

Number of employees
The average number of employees during the year was nil. (2002 : Nil)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 12, 2004

                                                   BIOACCELERATE INC.


                                                   /s/ Basil Parker
                                                   -----------------------
                                                   By: Basil Parker
                                                   President




                                  END OF FILING